Fiscal Year 2018, Second Quarter NOVEMBER  6,  2017 EARNINGS CALL PRESENTATION

HORACIO ROZANSKI PRESIDENT  AND  CHIEF  EXECUTIVE  OFFICER LLOYD HOWELL CHIEF  FINANCIAL  OFFICER  AND  TREASURER CURT RIGGLE VICE  PRESIDENT  INVESTOR  RELATIONS 1 CALL PARTICIPANTS

DISCLAIMER 2 Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward‐looking statements” within the meaning of the Private  Securities Litigation Reform Act of 1995.  Examples of forward‐looking statements include information concerning Booz Allen’s preliminary financial results, financial  outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as  well as any other statement that does not directly relate to any historical or current fact.  In some cases, you can identify forward‐looking statements by terminology  such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,”  “continue,” “preliminary,” or the negative of these terms or other comparable terminology.  Although we believe that the expectations reflected in the forward‐looking  statements are reasonable, we can give you no assurance these expectations will prove to have been correct.  These forward‐looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that  may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements  expressed or implied by these forward‐looking statements. A number of important factors could cause actual results to differ materially from those contained in or  implied by these forward‐looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual  Report on Form 10‐K for the fiscal year ended March 31, 2017, which can be found at the SEC’s website at www.sec.gov.  All forward‐looking statements attributable to  us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements.  All such statements speak only as of the date made  and, except as required by law, we undertake no obligation to update or revise publicly any forward‐looking statements, whether as a result of new information, future  events or otherwise. Note Regarding Non‐GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted  Net Income,  Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity  as applicable, investors (i) evaluate each adjustment in our reconciliation of revenue to Revenue Excluding Billable Expenses, operating income to Adjusted Operating  Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating  activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses,  Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin,  Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to  revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and not as an alternative to net cash  provided by operating activities as a measure of liquidity, each as defined under GAAP.  The Financial Appendix includes a reconciliation of Revenue, Excluding Billable  Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin,  Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly  comparable financial measure calculated and presented in accordance with GAAP.  Booz Allen presents these supplemental performance measures because it believes  that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term  earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental  performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With  respect to our expectations under “Fiscal 2018 Full Year Outlook,” reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not  available without unreasonable efforts on a forward‐looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the  course of fiscal 2018.   Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between  Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two‐class method and related possible dilution used in the calculation of EPS. Consequently, any  attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above  charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results.

FINANCIAL HIGHLIGHTS Q2 FY18 KEY PERFORMANCE INDICATORS • Accelerating growth in revenue, excluding billable expenses compared to prior year’s quarter • Strong year‐over‐year headcount growth of nearly 1,500 • Record backlog, reflecting growth of 22.3% year‐over‐year  • Second highest book‐to‐bill since our IPO STRATEGIC GROWTH INDICATORS AND OUTLOOK • Maintaining our position as the government services industry organic revenue growth leader (1) • Capturing attractive opportunities in every market we serve • Prevailing in a competitive market for labor • Differentiated by our consulting heritage, mission knowledge, and advanced technical skills • Exceptional people, agility, and integration of capabilities driving success • Confident that we have created the conditions for delivery of sustainable quality growth 3 (1) Industry consists of CACI, CSRA, Engility Holdings, Leidos, ManTech, and Science Applications International Corp.

KEY FINANCIAL RESULTS SECOND QUARTER FISCAL YEAR 2018 PRELIMINARY RESULTS 4 S E COND  QUART E R   (1) F I R S T  HA L F   (1) Revenue $1.5 billion 10.6% Increase $3.0 billion 7.7% Increase Revenue, Excluding  Billable Expenses $1.1 billion 7.5% Increase $2.1 billion 6.3% Increase Net Income $70.9 million 12.9% Increase $150.5 million 15.2% Increase Adjusted Net Income $71.3 million 3.1% Increase $151.2 million 9.2% Increase Adjusted EBITDA $142.5 million 5.0% Increase $297.4 million 6.4% Increase Diluted EPS $0.47 14.6% Increase $1.00 16.3% Increase Adjusted Diluted EPS $0.48 4.4% Increase $1.01 9.8% Increase Total Backlog $16.7 billion 22.3% Increase (1) Comparisons are to prior fiscal period

CAPITAL ALLOCATION 5 WE ARE COMMITTED TO CREATING NEAR‐ AND LONG‐TERM VALUE FOR  INVESTORS THROUGH REVENUE GROWTH, OPERATIONAL EXCELLENCE AND  EFFECTIVE CAPITAL DEPLOYMENT • Our FY18 plan remains unchanged: ‐ On track to convert approximately 100 percent of Adjusted Net Income to Free Cash Flow ‐ Aim to deploy at least 100 percent of Free Cash Flow to support acquisitions, share  repurchases, and/or incremental dividends as opportunities warrant  • Closed acquisition of cyber firm Morphick, Inc. • Repurchased approximately 3.5 million shares during the quarter • Increased our share repurchase authorization by $200 million; we now have the flexibility to  repurchase additional shares in an amount up to approximately $300 million • Ended Q2 with a healthy cash balance of $330 million • Deployed approximately $220 million in the form of regular dividends and share repurchases  in Q1 and Q2

FINANCIAL OUTLOOK REITERATING FULL YEAR GUIDANCE 1) Full Fiscal Year 2018 Estimated Weighted Average Diluted Share Count of 149.5 million shares 2) Assumes an effective tax rate in the range of 37% to 38% 3) FY18 guidance does not reflect any costs we will incur in this period in connection with the previously disclosed US Department of Justice  investigation. At this stage of the investigation, the Company is not able to reasonably estimate such costs 6 F I SCAL  2018   FUL L  YEAR  OUTLOOK   (3) Revenue Growth in the Range of Four to Seven Percent Diluted EPS (1)(2) $1.80 ‐ $1.90 Adjusted Diluted EPS (1)(2) $1.83 ‐ $1.93

APPENDIX 7

NON-GAAP FINANCIAL INFORMATION • “Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of  costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. • “Adjusted Operating Income” represents Operating Income before: (i) adjustments related to the amortization of intangible  assets resulting from the acquisition of our Company by The Carlyle Group, and (ii) transaction costs, fees, losses, and  expenses, including fees associated with debt prepayments. Booz Allen prepares Adjusted Operating Income to eliminate the  impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non‐recurring nature or because they result from an event of a similar nature.  • “Adjusted EBITDA” represents net income before income taxes, net interest and other expense and depreciation and  amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated  with debt prepayments. “Adjusted EBITDA Margin” is calculated as Adjusted EBITDA divided by revenue. Booz Allen prepares  Adjusted EBITDA and Adjusted EBITDA Margin to eliminate the impact of items it does not consider indicative of ongoing  operating performance due to their inherent unusual, extraordinary or non‐recurring nature or because they result from an  event of a similar nature. • “Adjusted Net Income” represents net income before: (i) adjustments related to the amortization of intangible assets resulting  from the acquisition of our Company by The Carlyle Group, (ii) transaction costs, fees, losses, and expenses, including fees  associated with debt prepayments, and (iii) amortization or write‐off of debt issuance costs and write‐off of original issue  discount, net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted  Net Income to eliminate the impact of items, net of taxes, it does not consider indicative of ongoing operating performance  due to their inherent unusual, extraordinary or non‐recurring nature or because they result from an event of a similar nature. • "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally,  Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two‐class method as  disclosed in the footnotes to the condensed consolidated financial statements. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and  equipment. 8

NON-GAAP FINANCIAL INFORMATION 9 (a) Reflects amortization of  intangible assets resulting  from the Acquisition of our  Company by the Carlyle  group for the three and six  months ended  September 30, 2016.  (b) Reflects debt  refinancing costs incurred  in connection with the  refinancing transaction  consummated on July 13,  2016. (c) Reflects the combination  of Interest expense and  Other income (expense),  net from the condensed  consolidated statement of  operations (d) Reflects tax effect of  adjustments at an assumed  effective tax rate of 40%.  (e) Excludes an adjustment  of approximately $0.7  million and $1.3 million of  net earnings for the three  and six months ended  September 30, 2017 and  2016, respectively,  associated with the  application of the two‐class  method for computing  diluted earnings per share.

FINANCIAL RESULTS – KEY DRIVERS Second Quarter 2018 – Below is a summary of Booz Allen’s results for the fiscal 2018 second quarter and the key factors driving  those results as compared to the second quarter of fiscal 2017: • Revenue increased by 10.6% to $1.54 billion primarily due to increased client demand which led to increased client staff  headcount, and therefore direct labor. Headcount increased approximately 770 as compared to the first quarter of fiscal year  2018 and nearly 1,500 over the prior year period.  Revenue growth also benefitted from an 18% increase in billable expenses as  compared to the prior year period. • Revenue Excluding Billable Expenses increased 7.5% to $1.06 billion primarily due to increased client demand which led to  increased client staff headcount, and therefore direct labor.  • Operating Income increased 7.5% to $126.5 million and Adjusted Operating Income increased 3.7% to $126.5 million.  Increases  in both were primarily driven by the same factors driving revenue growth and improved contract profitability partially offset by increased spending as compared to the prior year period.  Adjusted Operating Income in the second quarter of fiscal 2017  included the benefit of a $3.4 million addback in costs related to debt refinancing transactions that did not occur in fiscal year  2018.  • Net income increased 12.9% to $70.9 million. Adjusted Net Income increased 3.1% to $71.3 million. These increases were  primarily driven by the same factors as Operating Income and Adjusted Operating Income, as well as a decrease in our income  tax expense due to the adoption of a new accounting standard, ASU 2016‐09, that resulted in an additional income tax benefit  of $2.4 million during the second quarter of fiscal 2018. • EBITDA increased 7.7% to $142.5 million and Adjusted EBITDA increased 5.0% to $142.5 due to the same factors as Operating  Income and Adjusted Operating Income, respectively.   • Diluted EPS increased to $0.47 from $0.41 in the prior year period and Adjusted Diluted EPS increased to $0.48 from $0.46 in  the prior year period. The increases were primarily driven by the same factors as Net Income and Adjusted Net Income,  respectively.  • As of September 30, 2017, total backlog was $16.7 billion, an increase of 22.3 percent compared to September 30, 2016. This  reflects continuing backlog improvement across all categories, with total backlog at record levels. Funded backlog increased  7.7%, while unfunded backlog and priced options increased 17.1% and 31.6%, respectively. 10

FINANCIAL RESULTS – KEY DRIVERS Six Months Ended September 30, 2017 – Booz Allen’s cumulative performance for the first two quarters of fiscal 2018 has  resulted in: • Net cash provided by operating activities was $178.1 million as compared to $217.1 million in the prior year period. The  decrease in cash from operations is primarily the result of higher cash taxes paid during fiscal 2018. As mentioned last  quarter, we continue to experience temporary payment delays at one of the Company’s customer payment centers. We  are seeing improvements and expect such delays to be mitigated by the end of the fiscal year. Free Cash Flow declined  $60.9 million from the prior year period due to the same factors affecting cash provided by operations, as well as an  increase of $21.8 million in capital expenditures due to the expected amount and the timing of leasehold improvements  to update existing office space. 11